UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.      )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

REYNOLDS AMERICAN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Reynolds British American American Tobacco BAT Announces Agreement to Acquire Reynolds American HOME PRESS RELEASES PRESENTATIONS FILINGS CONTACT Welcome On January 16, 2017, British American Tobacco and Reynolds signed a merger agreement, which, subject to certain conditions, will create a truly global tobacco company with a portfolio of strong, growing brands and combined capabilities in Next Generation Products and R&D. The combined company will have a leading position in the United States and a significant presence in high growth emerging markets and the most attractive developed markets. © 2017 BAT Announces Agreement to Acquire Reynolds American All rights reserved Important Information

BRITISH AMERICAN TOBACCO
RAI Reynolds American

HOME PRESS RELEASES PRESENTATIONS FILINGS CONTACT

Important Information

Important

ACCESS TO THIS WEBSITE MAY BE RESTRICTED UNDER SECURITIES LAWS OR REGULATIONS IN CERTAIN JURISDICTIONS OUTSIDE OF THE UNITED STATES AND THE UNITED KINGDOM. THIS NOTICE REQUIRES YOU TO CONFIRM CERTAIN MATTERS (INCLUDING THAT YOU ARE NOT A RESIDENT OF SUCH A JURISDICTION), BEFORE YOU MAY OBTAIN ACCESS TO THE INFORMATION ON THIS WEBSITE. THESE MATERIALS ARE NOT DIRECTED AT OR TO BE ACCESSED BY PERSONS WHO ARE RESIDENTS OF ANY JURISDICTION OUTSIDE OF THE UNITED STATES OR THE UNITED KINGDOM WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

In connection with the proposed merger of British American Tobacco p.l.c. ("BAT") and Reynolds American Inc. ("Reynolds") (the "Proposed Transaction"), you acknowledge the following:

Access to this website

You are attempting to enter a website that is designated for the publication of documents and information in connection with the Proposed Transaction.
If you would like to access this website, please read this notice carefully. This notice applies to all persons who view this website and, depending on where you are located, may affect your rights or responsibilities. BAT and Reynolds reserve the right to amend or update this notice at any time and you should, therefore, read it in full each time you visit the site. In addition, the contents of this website may be amended at any time, in whole or in part, at the sole discretion of BAT or Reynolds.

This website contains electronic versions of materials relating to the Proposed Transaction. The materials you are seeking to access are made available for information purposes only and are subject to the terms and conditions set out below. Any person seeking to access this website represents and warrants to BAT and Reynolds that they are doing so for information purposes only.

To allow you to view information about the Proposed Transaction, you must read this notice and then click "AGREE". If you are unable to agree, you should not click "AGREE" and you will not be able to view information about the Proposed Transaction.

If you are in any doubt about the contents of this website or the action you should take, you are recommended to seek your own personal financial, legal or tax advice from your stockbroker, bank manager, solicitor, accountant or other financial adviser authorised under the Financial Services and Markets Act 2000 (as amended) or, if you are located outside the United Kingdom, from an appropriately authorized independent financial adviser.

Jurisdictions Outside of the United States and the United Kingdom

Viewing the materials you are seeking to access may be restricted under securities laws in certain jurisdictions outside of the United States and the United Kingdom. These materials are not directed at or accessible by persons resident in any jurisdiction outside of the United States or the United Kingdom if to do so would constitute a violation of the relevant laws or regulations of that jurisdiction. **Residents of the United States and the United Kingdom are not restricted from accessing this website, subject to the review and agreement with this notice.**

YOU SHOULD NOT DOWNLOAD, MAIL, FORWARD, DISTRIBUTE, SEND OR SHARE THE INFORMATION OR DOCUMENTS CONTAINED ON THIS WEBSITE TO OR WITH ANY PERSON. IN PARTICULAR, YOU SHOULD NOT MAIL, FORWARD, DISTRIBUTE OR SEND THE INFORMATION OR DOCUMENTS CONTAINED THEREIN TO ANY JURISDICTION WHERE IT WOULD BE UNLAWFUL TO DO SO.

ww Hkitish American Tobacco RAWfls Reynolds American HOME PRESS RELEASES PRESENTATIONS FILINGS CONTACT Press Releases March 9, 2017 PROPOSED BAT ACQUISITION OF RAI CLEARS U.S. ANTITRUST HURDLE PROPOSED ACQUISITION OF REYNOLDS - U.S. ANTITRUST CONDITION SATISFIED BAT ANNOUNCES AGREEMENT TO ACQUIRE REYNOLDS March 9, 2017 January 17, 2017 REYNOLDS AMERICAN ANNOUNCES ENTRY INTO MERGER AGREEMENT WITH BRITISH AMERICAN TOBACCO January 17, 2017 © 2017 BAT Announces Agreement to Acquire Reynolds American All rights reserved. Important Information

Proposed acquisition of Reynolds – U.S. antitrust condition satisfied

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”) with regard to British American Tobacco p.l.c.’s proposed acquisition of Reynolds American Inc. expired on 8 March 2017. Expiry of the HSR waiting period constitutes satisfaction of the condition to closing relating to antitrust approval in the United States.

The filing process to obtain antitrust clearance from the Japanese authorities is underway. Both parties continue to expect the transaction to close during the third quarter of 2017, subject to satisfaction or waiver of the other closing conditions specified in the merger agreement.

Nicola Snook

Company Secretary

British American Tobacco p.l.c.

09 March 2017

Enquiries:

Investor Relations

Mike Nightingale/Rachael Brierley/Sabina Marshman

+44 20 7845 1180/1519/1781

British American Tobacco Press Office

Anna Vickerstaff

+44 20 7845 2888

Forward looking statements

Certain statements in this communication regarding the proposed merger of Reynolds and BAT (the “Proposed Transaction”), the expected timetable for completing the Proposed Transaction, the benefits and synergies of the Proposed Transaction, future opportunities for the combined company and any other statements regarding BAT’s, Reynolds’s or the combined company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the United States Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “could,” “may,” “would,” “should,” “intend,” “plan,” “potential,” “predict,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual future financial condition, performance and results to differ materially from the plans, goals, expectations and results expressed in the forward-looking statements and other financial and/or statistical data within this communication. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are uncertainties related to the following: whether the conditions to the Proposed Transaction will be satisfied and the Proposed Transaction will be completed on the anticipated timeframe, or at all; the failure to realize contemplated synergies and other benefits from the Proposed Transaction; the incurrence of significant costs and the availability and cost of financing in connection with the Proposed Transaction; the effect of the announcement of the Proposed Transaction, and related uncertainties as to whether the Proposed Transaction will be completed, on BAT’s, Reynolds’s or the combined company’s ability to retain customers, retain and hire key personnel and maintain relationships with suppliers and on their operating results and businesses generally; the ability to maintain credit ratings; changes in the tobacco industry and stock market trading conditions; changes or differences in domestic or international economic or political conditions; changes in tax laws and rates; the impact of adverse legislation and regulation; the ability to develop, produce or market new alternative products profitably; the ability to effectively implement strategic initiatives and actions taken to increase sales growth; the ability to enhance cash generation and pay dividends; adverse litigation and dispute outcomes; and changes in the market position, businesses, financial condition, results of operations or prospects of BAT, Reynolds or the combined company.

Additional information concerning these and other factors can be found in Reynolds’s filings with the U.S. Securities and Exchange Commission (“SEC”), including Reynolds’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and BAT’s Annual Reports, which may be obtained free of charge from BAT’s website www.BAT.com. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and BAT undertakes no obligation to update or revise publicly any forward-looking statements or other data or statements contained within this communication, whether as a result of new information, future events or otherwise.

No statement in this communication is intended to be a profit forecast and no statement in this communication should be interpreted to mean that earnings per share of BAT or Reynolds for the current or future financial years would necessarily match or exceed the historical published earnings per share of BAT or Reynolds, respectively.

Additional information and where to find it

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC in connection with the Proposed Transaction. Any solicitation will only be made through materials filed with the SEC. Nonetheless, this communication may be deemed to be solicitation material in respect of the Proposed Transaction by BAT.

BAT intends to file relevant materials with the SEC, including a registration statement on Form F-4 that will include a proxy statement of Reynolds that also constitutes a prospectus of BAT. Investors and security holders are urged to read all relevant documents filed with the SEC (if and when they become available), including the proxy statement/prospectus, because they will contain important information about the Proposed Transaction. Investors and security holders will be able to obtain the documents (if and when available) free of charge at the SEC’s website, http://www.sec.gov, or for free from BAT at batir@bat.com / +44 (0) 20 7845 1000. Such documents are not currently available.

Participants in solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC in connection with the Proposed Transaction. Nonetheless, BAT, and its affiliates and each of their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of Reynolds common stock with respect to the Proposed Transaction. Information about such parties and a description of their interests are set forth in BAT’s 2015 Annual Report, which may be obtained free of charge from BAT’s website www.BAT.com and the proxy statement for Reynolds’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2016, Reynolds’s annual report for the year ended December 31, 2016, which was filed on Form 10-K with the SEC on February 9, 2017 and Reynolds’s Form 10-K/A, which is to be filed with the SEC on or before May 1, 2017 (such filings by Reynolds, collectively, “Reynolds SEC filings”). To the extent holdings of Reynolds securities by such parties have changed since the amounts contained in the Reynolds SEC filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interest of such parties will also be included in the materials that BAT intends to file with the SEC in connection with the Proposed Transaction. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov, or from BAT using the contact information above.

Non-solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication should not be construed as, investment advice and is not intended to form the basis of any investment decision, nor does it form the basis of any contract for acquisition or investment in any member of the BAT group, financial promotion or any offer, invitation or recommendation in relation to any acquisition of, or investment in, any member of the BAT group.

RevnoldsAmerican .com RJRT.com AmericanSnuflCo.com Stock Price SFNTC com 60-44 Niconovum USA. Inc. 3/8/2017 4:00 PM RjRVannr com Home Departments Thrive at RAI Policies Key Tools Other Links News Archive This Site: RAI Portal New: BAT acquisition clears U.S. anti-trust hurdle Neither the U.S. Federal Trade Commission nor the Department of Justice asked RAI or British American Tobacco (BAT) for additional information during the review period of the proposed acquisition of RAI by BAT. The review period has now expired, meaning that the proposed transaction has cleared U.S. anti-trust review. CLICK HERE to read RATs press release. 2017 MERIT &GENERAL INCREASES ARE... Early stages of integration planning between the two companies have kicked off, and planning will continue up to - and beyond -the anticipated closure of the transaction in the third quarterof2017. The RAI Leadership Team and their counterparts at BAT are beginning their analysis of how RAI and its subsidiaries will success fully operate as part of the BAT Group in the future, but planning will take time. Employees will be given more information about the planning process and additional regulatory and shareholder approvals in the months ahead. Take note! Company-wide system outages: 3/11-12 New: Joe Fragnito’s ABCs of leadership Success as a leader: as easy as ABC? Maybe not, but these tips may help—from the personal experience of the president and chief commercial officer of R. J. Reynolds Tobacco Company. NEWS New: Coming soon—workplace harassment prevention training Small changes can make a big difference. Rnnst vnur 401M hv an 1 n«rap>not thrall

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication that are not historical in nature, including financial estimates and statements as to regulatory approvals and the expected timing, completion and effects of the proposed transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this communication and in documents incorporated by reference, forward-looking statements include, without limitation, statements regarding the benefits of the proposed transaction, including future financial and operating results, financial forecasts or projections, the combined company’s plans, expectations, beliefs, intentions and future strategies, and other statements that are not historical facts, and other statements that are signified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “predict,” “possible,” “potential,” “could,” “should” and similar expressions. These statements regarding future events or the future performance or results of Reynolds American Inc. (“RAI”) and its subsidiaries or the combined company inherently are subject to a variety of risks, contingencies and other uncertainties that could cause actual results, performance or achievements to differ materially from those described in or implied by the forward-looking statements.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be consummated, or if consummated, could have an adverse effect on the results of operations, cash flows and financial position of RAI or the combined company, respectively, are the following: the failure to obtain necessary shareholder approvals for the proposed transaction; the failure to obtain necessary regulatory or other approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could reduce the expected synergies and other benefits of the proposed transaction, result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on RAI or the combined company; the failure to satisfy required closing conditions or complete the proposed transaction in a timely manner or at all; the effect of restrictions placed on RAI’s and its subsidiaries’ business activities and the limitations put on RAI’s ability to pursue alternatives to the proposed transaction pursuant to the merger agreement; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the failure to realize projected synergies and other benefits from the proposed transaction; failure to promptly and effectively integrate RAI into British American Tobacco p.l.c. (“BAT”); the uncertainty of the value of the proposed transaction consideration that RAI shareholders will receive in the proposed transaction due to a fixed exchange ratio and a potential fluctuation in the market price of BAT common stock; the difference in rights provided to RAI shareholders under North Carolina law, the RAI articles of incorporation and the RAI bylaws, as compared to the rights RAI shareholders will obtain as BAT shareholders under the laws of England and Wales and BAT’s governing documents; the possibility of RAI’s and BAT’s directors and officers having interests in the proposed transaction that are different from, or in addition to, the interests of RAI shareholders generally; the effect of the announcement of the proposed transaction on the ability to retain and hire key personnel, maintain business relationships, and on operating results and businesses generally; the incurrence of significant pre- and post-transaction related costs in connection with the proposed transaction; evolving legal, regulatory and tax regimes; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Discussions of additional risks, contingencies and uncertainties are contained in RAI’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

Due to these risks, contingencies and other uncertainties, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as provided by federal securities laws, RAI is not under any obligation to, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed transaction involving RAI and BAT. In connection with the proposed transaction, BAT will file with the SEC a registration statement on Form F-4 that will include the proxy statement of RAI that also constitutes a prospectus of BAT. RAI plans to mail the definitive proxy statement/prospectus to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR

ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BAT, RAI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by RAI and BAT through the SEC’s web site at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by RAI, when available, by contacting RAI Investor Relations at raiinvestorrelations@reynoldsamerican.com or by calling (336) 741-5165 or at RAI’s website at www.reynoldsamerican.com, and will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by BAT, when available, by contacting BAT Investor Relations at batir@bat.com or by calling +44 (0) 20 7845 1000 or at BAT’S website at www.bat.com.

RAI, BAT and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from RAI shareholders in respect of the proposed transaction that will be described in the proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from RAI shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You may also obtain the documents that RAI files electronically from the SEC’s web site at http://www.sec.gov. Information regarding RAI’s directors and executive officers is contained in RAI’s Annual Report on Form 10-K for the year ended December 31, 2016 and its Proxy Statement on Schedule 14A, dated March 23, 2016, as supplemented, which are filed with the SEC. Information regarding BAT’s directors and executive officers is contained in BAT’s Annual Reports, which may be obtained free of charge from BAT’s website at www.bat.com.

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction pursuant to the acquisition, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.